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                           COLLATERAL PLEDGE AGREEMENT

This Collateral Pledge Agreement ("Agreement"), dated September 27, 1994, is made between Zapata Protein (USA), Inc. ("Borrower") in favor of United States of America, acting by and through the Secretary of Commerce, National Marine Fisheries Service ("Lender").

                                    Recitals

     A. The Borrower is the owner of the immovable property and leasehold interests (the "Mortgaged Property") more particularly described in that certain act of collateral mortgage (The "Collateral Mortgage") executed by the Borrower of even date herewith in the principal amount of $1,587,636.00, which secures that certain collateral mortgage note (the "Collateral Note") executed by the Borrower of even date herewith, payable on demand to bearer in the principal sum of $1,587,636.00 and paraphed for identification with the Collateral Mortgage.

     B. The Lender intends to make a certain loan or loans to Borrower (Collectively, the "Loan"), which Loan will be secured in part by the Collateral Mortgage.

     C. In order to secure the full and punctual payment and performance of the Indebtedness (as hereinafter defined), the Borrower has agreed to execute and deliver this Agreement and to pledge, deliver and grant a continuing security interest in and to the Collateral Note.

                                    AGREEMENT

NOW, THEREFORE, in consideration of the premises, the Borrower and the Lender agree as follows:

     Section 1. Pledge of Collateral Note. The Borrower does hereby pledge, pawn, grant a continuing security interest in and deliver the Collateral Note unto the Lender, together with all of the Borrower's right, title and interest in the Collateral Mortgage, to secure the full and punctual payment and performance of any and an amounts, liabilities and obligations owing from time to time by the Borrower to the Lender or any successor or transferee thereof, whether such amounts, liabilities or obligations be liquidated or unliquidated, now existing or hereinafter arising (the "Indebtedness"), the Borrower does hereby pledge, pawn, grant a continuing security interest in and deliver the Collateral Note unto the Lender, together with all of the Borrower's right, title and interest in the Collateral Mortgage.

     Section 2. Delivery of Collateral Note. The Lender hereby accepts the delivery of the Collateral Note on behalf of itself and on behalf of any future transferee of the Indebtedness.

     Section 3. Remedies upon Default. If an Event of Default (as defined in any promissory note or loan agreement relating to the Loan) shall occur, or if Borrower shall otherwise be in default under the Collateral Note, the Collateral Mortgage or any other documents executed in connection with the Indebtedness, the Lender shall have the right to foreclose on the Collateral Note and Collateral Mortgage and to cause all and singular the Mortgaged Property to be seized and sold under executory or ordinary process, at the Lender's option, without appraisement, as an




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entirety or in parcels, as the Lender may determine, and otherwise to exercise the rights, powers and privileges afforded by the Collateral Mortgage and under applicable Louisiana law. For the purposes of Louisiana executory process procedures, the Borrower does hereby confess judgment in the full amount of the Indebtedness. The Lender shall have the right to apply the proceeds of such foreclosure proceedings to the cost of enforcement (including court costs, keeper fees and attorneys' fees) and to the Indebtedness (in principal, interest, late charges or other amounts) in such order as the Lender shall in its sole discretion determine.

     Section 4. Termination. Upon the payment in full of the Indebtedness and the termination of any obligation of the Lender to make further advances to the Borrower on the Loan, this Agreement shall terminate. Upon request of the Borrower, the Lender shall deliver the Collateral Note to the Borrower and, at the Borrower's expense, the Lender shall execute and deliver such instrument or instruments, if any, as the Borrower may reasonably request to evidence the cancellation of the Collateral Mortgage in the public records.

     Section 5. Notices. Any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by the Lender to or on the Borrower shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses is given in writing by Borrower or Lender) as follows:

                             1514 Martens Drive
                             Hammond, Louisiana 70401

     Any notice or demand which, by any provision of this Agreement, is required or permitted to be given or served by Borrower to or on Lender shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States mail, registered or certified mail, or (if delivered by express courier) one business day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses are given in writing by Lender to Borrower) as follows:

                             1335 East-West Highway
                             Silver Spring, Maryland

     Section 6. Amendment. Neither this Agreement nor any provision thereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

     Section 7. Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any of its rights, powers or privileges under this Agreement, the Collateral Mortgage or the Collateral Note shall operate as a waiver thereof.




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     Section 8. Cumulative Rights. The rights and remedies of the Lender under this Agreement shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

     Section 9. Titles of Sections. All titles or headings to sections of this Agreement are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such sections, such other content being controlling as to the agreement between the parties hereto.

     Section 10. Governing Law. This Agreement is the contract made under and shall be construed in accordance with and governed by the laws of the United States of America and the State of Louisiana.

     Section 11. Successors and Assigns' Participants. (a) All covenants and agreements contained by or on behalf of the Borrower in this Agreement, the Collateral Note and the Collateral Mortgage shall bind its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns.

     (b) This Agreement is for the benefit of the Lender and for such other person or persons as may from time to time become or be the holders of any of the Indebtedness, and this Agreement shall be transferable and negotiable, with the same force and effect and to the same extent as the Indebtedness may be transferable, it being understood that, upon the transfer or assignment by the Lender of any of the Indebtedness, the legal holder of such Indebtedness shall have all of the rights granted to the Lender under this Agreement.

     (c) Borrower hereby recognizes and agrees that the Lender may, from time to time, one or more times, transfer all or any portion of the Indebtedness to one or more third parties. Such transfers may include, but are not limited to, sales of participation interests in such Indebtedness in favor of one or more third party lenders. Borrower specifically (i) consents to all such transfers and assignments, waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable Louisiana law;
(ii) agrees that the purchaser of a participation interest in the Indebtedness will be considered as the absolute owner of a percentage interest of such Indebtedness and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation interest; (iii) waives any right of offset that Borrower may have against the Lender and/or any purchaser of such a participation interest in the Indebtedness unconditionally agrees that either the Lender or such a purchaser may enforce Borrower's Indebtedness under this Agreement, irrespective of the failure or insolvency of the Lender or any such purchaser; (iv) agrees that any purchaser of a participation interest in the Indebtedness may exercise any and all rights of counterclaim, set-off, banker's lien and other liens with respect to any and all monies owing to the Borrower; and (v) agrees that, upon any transfer of all or any portion of the Indebtedness, the Lender may transfer and deliver the Collateral Note to the transferee of such Indebtedness and such Collateral Note and the Collateral Mortgage shall secure any and all of the Indebtedness in favor of such a transferee, that such transfer of the Collateral Note and the Collateral Mortgage shall not affect the priority and ranking thereof, and that the Collateral Note and the Collateral Mortgage shall secure with retroactivity the then existing Indebtedness of the




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Borrower to the transferee and any and all Indebtedness thereafter arising.
After any such transfer has taken place, the Lender shall be fully discharged from any and all future liability and responsibility to Borrower with respect to the Collateral Note and the Collateral Mortgage, and the transferee thereafter shall be vested with all the powers, rights and duties with respect to the Collateral Note and the Collateral Mortgage.

     Section 12. Counterparts. This Agreement may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.


BORROWER:                         Zapata Protein (USA), Inc.



                                  By:
                                     ----------------------------------------



LENDER: United States of America acting by and through the Secretary of Commerce, National Marine Fisheries Service



                                  By:
                                     ----------------------------------------







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